Exhibit 24
                                                                      ----------


                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ DAVID L. BARNING
------------------------------
DIRECTOR

David L. Barning
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ RICHARD J. BOND
------------------------------
DIRECTOR

Richard J. Bond
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ ALAN W. BRAUN
------------------------------
DIRECTOR

Alan W. Braun
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ WAYNE A. DAVIDSON
------------------------------
DIRECTOR

Wayne A. Davidson
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LARRY E. DUNIGAN
------------------------------
DIRECTOR

Larry E. Dunigan
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAVID E. ECKERLE
------------------------------
DIRECTOR

David E. Eckerle
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ THOMAS B. FLORIDA
------------------------------
DIRECTOR

Thomas B. Florida
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ PHELPS L. LAMBERT
------------------------------
DIRECTOR

Phelps L. Lambert
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ RONALD B. LANKFORD
------------------------------
DIRECTOR

Ronald B. Lankford
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LUCIEN H. MEIS
------------------------------
DIRECTOR

Lucien H. Meis
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LOUIS L. MERVIS
------------------------------
DIRECTOR

Louis L. Mervis
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on her behalf and in her name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the day and year indicated below.



/S/ LAWRENCE D. PRYBIL
------------------------------
DIRECTOR

Lawrence D. Prybil
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ JOHN N. ROYSE
------------------------------
DIRECTOR

John N. Royse
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on her behalf and in her name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the day and year indicated below.



/S/ MARJORIE Z. SOYUGENC
------------------------------
DIRECTOR

Marjorie Z. Soyugenc
------------------------------
Printed Name

Dated:  July 31, 1998
        -------

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Ronald W. Seib and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Southern Bancshares, Ltd., an Illinois corporation with its principal office located in Carbdondale, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ CHARLES D. STORMS
------------------------------
DIRECTOR

Charles D. Storms
------------------------------
Printed Name

Dated:  July 31, 1998
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